THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is executed as of the 25th day of January, 2006, by and among

DILLARD’S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  77201, as Lead Borrower for the Borrowers, being said DILLARD’S, INC.,

DILLARD TEXAS OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas having a place of business at 4501 North Beach Street, Fort Worth, Texas  76137;

THE JOSLIN DRY GOODS COMPANY, a corporation organized under the laws of the State of Colorado having a place of business at Park Meadows Center, Littleton, Colorado  80124;

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at 7624 Highway 70 S., Nashville, Tennessee  37221;

C.J. GAYFER & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

J.B. IVEY & COMPANY, a corporation organized under the laws of the State of North Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

THE CASTNER-KNOTT DRY GOODS, CO., a corporation organized under the laws of the State of Tennessee having a place of business at 1500 N. Jackson, Tullahoma, Tennessee  37388;

DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 2215 S. 48th Street, Suite E, Tempe, Arizona  85282;

THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 100 Public Square, Cleveland, Ohio  44113;

THE MCALPIN COMPANY, a corporation organized under the laws of the State of Kentucky having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

GAYFER’S MONTGOMERY FAIR CO., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

THE LION DRY GOODS COMPANY, a corporation organized under the laws of the State of Ohio having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

J. BACON & SONS, a corporation organized under the laws of the State of Kentucky having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

MERCANTILE STORES COMPANY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

DILLARD’S WYOMING, INC., a corporation organized under the laws of the State of Wyoming having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Blvd. S., Las Vega, Nevada  89109;

CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

MERCANTILE KANSAS CITY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

HENNESSY COMPANY, a corporation organized under the laws of the State of Montana having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

J.B. WHITE & COMPANY, a corporation organized under the laws of the State of South Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah  84107;

DILLARD’S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201;

MERCANTILE OPERATIONS, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201; and

the financial institutions and other entities identified on the signature pages to this Third Amendment as a “Lender” (collectively, the “Lenders” and each individually, a “Lender”); and

JPMORGAN CHASE BANK, N.A., as the Agent for the Lenders, a national banking association, formerly known as JPMorgan Chase Bank, having a place of business at 2200 Ross Avenue, 3rd Floor, Dallas, Texas  75201;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

RECITALS:

A.   The Borrowers and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2003 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 2004 by and among the Borrowers, the Lenders and the Agent and that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 3, 2005 by and among the Borrowers, the Lenders and the Agent, and as further amended from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Third Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein.

B.   On or about January 28, 2006, the Subsidiary Borrowers that are subsidiaries of the Subsidiary Borrower Mercantile Stores Company, Inc., a Delaware corporation (“MSC”), will, pursuant to a plan of liquidation, merge into MSC and, immediately thereafter, MSC will merge into the Subsidiary Borrower Mercantile Operations, Inc., a Delaware corporation.

C.   In connection with such restructuring transactions, the Borrowers have requested that the Lenders amend certain terms of the Credit Agreement.

D.   Subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers’ request.

AGREEMENTS:

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1  Amendment to Section 2.06. Clause (c) of Section 2.06 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(c)  Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 180 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five Business Days prior to the Maturity Date.

1.2  Amendment to Section 6.01. Clause (v) of Section 6.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(v)  Indebtedness incurred to finance, refinance or otherwise monetize the value of any Real Estate owned by any Subsidiary Borrower;

1.3  Amendment to Section 6.02. Clause (v) of Section 6.02(a) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(v)  Liens to secure Indebtedness permitted by clause (v) of Section 6.01; provided that such Liens shall not apply to any property or assets of the Subsidiary Borrowers other than the Real Estate so financed, refinanced or otherwise monetized or which is the subject of a sale-leaseback transaction;

1.4  Amendments to Section 6.03. Clause (a) of Section 6.03 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(a)  The Borrowers and their respective Subsidiaries will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing:

(i) any Subsidiary may merge, consolidate with, or liquidate or dissolve into a Borrower in a transaction in which a Borrower is the surviving corporation, provided, that, no Subsidiary Borrower shall be permitted to merge, consolidate with, liquidate or dissolve into the Lead Borrower;

(ii) the Lead Borrower may merge with or consolidate with any other Person (other than a Subsidiary Borrower) as long as the Lead Borrower is the surviving corporation; and

(iii) any Subsidiary that is not a Borrower may merge, consolidate with, liquidate or dissolve into any other Subsidiary that is not a Borrower, provided that any such merger, consolidation, liquidation or dissolution involving a Person that is not a wholly owned Subsidiary immediately prior to such merger, consolidation, liquidation or dissolution shall not be permitted unless also permitted by Section 6.04.

1.5  Amendment to Section 6.05. Clause (a) of Section 6.05 of the Credit Agreement shall be amended to delete the “and” at the end of subsection (iv) thereof, to insert the word “and” at the end of subsection (v) thereof, to add a new subsection (vi) thereto which shall read in full as set forth below and to amend and restate the proviso at the end of such clause in its entirety to read in full as set forth below:

(vi) the sale of all of the capital stock of WMI Acquisition, Inc. (“WMI”) to a third party; provided, that (A) no Specified Event of Default has occurred and is continuing or would arise therefrom and (B) no Change of Control would result therefrom;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause (ii)) shall be made at arm’s length and for fair value and solely for cash consideration (other than (x) sales, transfers and other dispositions permitted under clause (ii) and (y) the sale permitted under clause (vi) but only with respect to such transaction being solely for cash consideration and only to the extent the portion of the consideration that is non-cash consideration is not greater than $3,000,000); and further provided that the authority granted hereunder may be terminated in whole or in part by the Agent upon the occurrence and during the continuance of any Event of Default.

1.6  Amendment to Section 6.06. Clause (a) of Section 6.06 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(a)  The Borrowers will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(i)  the Borrowers may declare and pay dividends with respect to their capital stock in cash or in additional shares of their common stock so long as no Specified Event of Default exists or would arise therefrom;

(ii)  the limited liability company interests in JOS LLC, a Delaware limited liability company, and LIO LLC, a Delaware limited liability company, may be distributed to the Subsidiary Borrower Mercantile Stores Company, Inc., a Delaware corporation (“MSC”), on or prior to January 26, 2006;

(iii)     wholly-owned Subsidiaries of MSC that are Subsidiary Borrowers may adopt a plan of liquidation and distribute all of their assets to MSC;

(iv)     MSC may make a one-time cash distribution of $549,450 to WMI in redemption of WMI’s 0.075% interest in MSC’s stock

(v)  MSC may distribute its remaining assets to the Subsidiary Borrower Mercantile Operations, Inc., a Delaware corporation (“MOI”), in liquidation of MOI’s 99.925% interest in the stock of MSC;

(vi)     MOI may redeem MMC Acquisition, Inc.'s 28% interests in the stock of MOI for cash in the amount of $1,374,154, for inter-company promissory notes in the amounts of $103,000,000 and $77,000,000 and for the limited liability company interests in JOS LLC, a Delaware limited liability company, LIO LLC, a Delaware limited liability company, and MERC PROP LLC, a Delaware limited liability company; provided that the inter-company promissory note in the amount of $103,000,000 shall be distributed to Lead Borrower on or about January 25, 2006; and

(vii)     the Lead Borrower may repurchase equity interests in the Lead Borrower (a “Repurchase”) as long as (A) no Default or Event of Default then exists or, after giving effect to such Repurchase, would arise; and (B) during the ninety (90) day period prior (on a pro forma basis) to the date of such Repurchase, and for the ninety (90) day period following (on a projected basis) the date of such Repurchase, there shall be average Excess Availability of at least $250,000,000.

SECTION 2.  Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1  Amendment Fees and Expenses. The Lead Borrower and the other Borrowers shall have paid (a) all fees owed to the Agent, its Affiliates and any Lenders in connection with the execution of this Amendment, and (b) all fees and expenses of the Agent and its Affiliates in connection with the preparation, negotiation and execution of this Third Amendment, including, without limitation, the reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Agent.

2.2  Joinder. The Borrowers have executed and delivered, or cause to be executed and delivered, to the Agent, or shall contemporaneously herewith execute and deliver to the Agent, all documents required to cause the addition of MOI, as a Subsidiary Borrower and MOI shall have become a Subsidiary Borrower.

2.3  Documentation. The Agent shall have received such other documents and instruments as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

2.4  No Defaults. No Default or Event of Default shall exist after giving effect to this Third Amendment.

SECTION 3.  Representations and Warranties. In order to induce the Agent and each Lender to enter into this Third Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

3.1  Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

3.2  Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Third Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Third Amendment, are within the Borrowers’ corporate or limited partnership powers, as applicable, have been duly authorized by all necessary corporate or limited partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries.

3.3  Validity and Binding Effect. This Third Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Third Amendment constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4  Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing after giving effect to this Third Amendment.

SECTION 4.  Miscellaneous.

4.1  Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Obligations until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2  Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3  Loan Document. This Third Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

4.4  Counterparts, Effectiveness of Third Amendment. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by the Agent, each Borrower and Required Lenders, at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent and all Lenders. Facsimiles shall be effective as originals.

4.5  COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6  Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

4.7  No Implied Waivers; Consent. No failure or delay on the part of the Lenders or the Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The Lenders hereby consent to and waive any Default or Event of Default resulting from a violation of Sections 6.01, 6.03 or 6.06 of the Credit Agreement which may have resulted from the following actions occurring prior to the effectiveness of this Third Amendment:

(a)  MSC’s adoption of a plan of complete liquidation whereby it merges into MOI;

(b)  the distribution of the limited liability company interests in JOS LLC, a Delaware limited liability company, and LIO LLC, a Delaware limited liability company, to MSC on or prior to January 26, 2006;

(c)  the adoption of a plan of liquidation, and distribution of all of their assets, by certain wholly-owned Subsidiaries of MSC to MSC;

(d)  MSC’s one time cash distribution of $549,450 to WMI Acquisition, Inc. (“WMI”) in redemption of WMI’s 0.075% interest in MSC’s stock;

(e)  MSC’s distribution of its remaining assets to MOI in liquidation of MOI’s 99.925% interest in the stock of MSC; and

(f)  MOI may redeem MMC Acquisition, Inc.'s 28% interests in the stock of MOI for cash in the amount of $1,374,154, for inter-company promissory notes in the amounts of $103,000,000 and $77,000,000 and for the limited liability company interests in JOS LLC, a Delaware limited liability company, LIO LLC, a Delaware limited liability company, and MERC PROP LLC, a Delaware limited liability company; provided that the inter-company promissory note in the amount of $103,000,000 shall be distributed to Lead Borrower on or about January 25, 2006.

4.8  Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Third Amendment with their legal counsel, (b) the Borrowers have reviewed this Third Amendment and fully understand the effects thereof and all terms and provisions contained herein, (c) the Borrowers have executed this Third Amendment of their own free will and volition, and (d) this Third Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Third Amendment shall be construed to be part of the operative terms and provisions of this Third Amendment.

4.9  Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10   Severability. In case any one or more of the provisions contained in this Third Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Third Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11    Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agent as necessary or advisable to carry out the intents and purposes of this Third Amendment.

4.12     Governing Law. This Third Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York and, and to the extent controlling, laws of the United States of America.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

DILLARD’S, INC.,
as the Lead Borrower and a Borrower

DILLARD TEXAS OPERATING LIMITED PARTNERSHIP,
By its General Partner, Dillard’s, Inc., as Borrower

THE JOSLIN DRY GOODS COMPANY,
as a Borrower

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, as a Borrower
By its General Partner, Dillard’s, Inc.

C.J. GAYFER & COMPANY, INCORPORATED,
as a Borrower

J.B. IVEY & COMPANY,
as a Borrower

THE CASTNER-KNOTT DRY GOODS CO.,
as a Borrower

DILLARD STORES SERVICES, INC.,
as a Borrower

THE HIGBEE COMPANY,
as a Borrower

THE MCALPIN COMPANY,
as a Borrower

GAYFER’S MONTGOMERY FAIR CO.,
as a Borrower

THE LION DRY GOODS COMPANY,
as a Borrower

J. BACON & SONS,
as a Borrower

MERCANTILE STORES COMPANY, INC.,
as a Borrower

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

DILLARD’S WYOMING, INC.,
as a Borrower

CONSTRUCTION DEVELOPERS, INCORPORATED,
as a Borrower

CONDEV NEVADA, INC.,
as a Borrower

MERCANTILE KANSAS CITY, INC., as a
as a Borrower

HENNESSY COMPANY,
as a Borrower

J.B. WHITE & COMPANY,
as a Borrower

DILLARD’S DOLLARS, INC.,
as a Borrower

MERCANTILE OPERATIONS, INC.,
as a Borrower

By:
Name:	Sherrill E. Wise
Title:	Vice President to each Borrower listed above

U.S. ALPHA, INC.,
as a Borrower

By
Name:	James I. Freeman
Title:	Vice President

DILLARD INTERNATIONAL, INC.,
as a Borrower

By
Name:	James I. Freeman
Title:	Chief Executive Officer

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.
as the Agent, as Swingline Lender, as Issuing Bank, and as a Lender

By
Name:	Courtney Jeans
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender
(formerly known as Congress Financial Corporation)

By:
Name:
Title:

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender
(formerly known as National City Commercial Finance, Inc.)

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC,
as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

UBS AG, STAMFORD BRANCH
as a Lender

By:
Name:
Title:

AMSOUTH BANK,
as a Lender

By:
Name:
Title:

REGIONS BANK,
as a Lender

By:
Name:
Title:

HSBC BUSINESS CREDIT (USA) INC.,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:
Name:
Title:

UPS CAPITAL CORPORATION
as a Lender

By:
Name:
Title:

ALLIED IRISH BANK,
as a Lender

By:
Name:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment to
Amended and Restated Credit Agreement

SUNTRUST BANK,
as a Lender

By:
Name:
Title:

CITICORP USA, INC.,
as a Lender

By:
Name:
Title:

NORTH FORK BUSINESS CAPITAL CORP.,
as a Lender

By:
Name:
Title:

Signature Page to Third Amendment to
Amended and Restated Credit Agreement